            FIFTH AMENDMENT TO THIRD RESTATED LOAN AGREEMENT (TERM)


          THIS FIFTH AMENDMENT TO THIRD RESTATED LOAN AGREEMENT (TERM) (herein called the "Amendment") made as of the 19th day of July 1995, by and among Western Gas Resources, Inc., a Delaware corporation ("Borrower"), NationsBank of Texas, N.A., a national banking association, as Agent ("Agent"), and NationsBank of Texas, N.A., Bankers Trust Company, Bank of Montreal and CIBC Inc. (herein, collectively referred to as "Lenders"),

                             W I T N E S S E T H:

          WHEREAS, Borrower, Agent and Lenders have entered into that certain Third Restated Loan Agreement (Term) dated as of August 31, 1993, as amended by that certain First Amendment to Third Restated Loan Agreement (Term) dated as of December 31, 1993, that certain Second Amendment to Third Restated Loan Agreement (Term) dated as of September 2, 1994, that certain Third Amendment to Third Restated Loan Agreement (Term) dated as of December 2, 1994, and that certain Fourth Amendment to Third Restated Loan Agreement (Term) dated as of February 23, 1995, among Borrower, Agent and Lenders (as amended to the date hereof, the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders made loans to Borrower as therein provided; and

          WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement as expressly set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                  ARTICLE I.

                           Definitions and References
                           --------------------------

          Section 1.1.  Terms Defined in the Original Agreement. Unless the
                        ---------------------------------------
context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

          Section 1.2.  Other Defined Terms.  Unless the context otherwise
                        -------------------
requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.


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

          "Loan Agreement" shall mean the Original Agreement as amended hereby.

                                  ARTICLE II.

                                  Amendments
                                  ----------

          Section 2.1.  Definitions.  The definition of "Debt Securities"
                        -----------
contained in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "'Debt Securities' means collectively, (i) those senior notes dated
            ---------------
October 27, 1992, September 22, 1993, December 27, 1993 and October 27, 1994 issued by Borrower pursuant to that certain Master Shelf Agreement dated as of December 19, 1991 between Borrower and the Prudential Insurance Company of America (as amended and restated from time to time, the "Shelf Agreement") and any additional notes issued pursuant to the Shelf Agreement (ii) the 7.65% senior notes due April 30, 2003 in the aggregate principal amount of $50,000,000 issued by Borrower pursuant to various note purchase agreements among Borrower, MIGC, MGTC, WGRS, WGRT and each member of the CIGNA Group, as amended and restated from time to time and (iii) all other notes issued pursuant to note purchase agreements among any Related Person and any member of the CIGNA Group, Prudential Insurance Company of America, or any other institutional investor."

          Section 2.2.  Tangible Net Worth.
                        ------------------

          The definition of "Tangible Net Worth Minimum" contained in the last sentence of Section 5.2(j) of the Original Agreement is hereby amended in its entirety to read as follows:

          "As used in this subsection the term 'Tangible Net Worth Minimum' means the sum of (i) $345,000,000; plus (ii) fifty percent (50.0%) of
                                             -----
          Borrower's Consolidated cumulative net income earned after June 30, 1995, if such figure is positive (zero percent, if negative); plus
                                                                        ----
          (iii) seventy-five percent (75.0%) of the cumulative net proceeds received by Borrower at any time after June 30, 1995 from the sale of any equity securities issued by Borrower or any of its Subsidiaries."

          Section 2.3.  Debt to Capitalization Ratio.
                        ----------------------------

          Section 5.2(m) of the Original Agreement is hereby amended in its entirety to read as follows:

          "(m)  Debt to Capitalization Ratio.  Borrower's Debt to Capitalization
                ----------------------------
Ratio will, commencing June 30, 1995, never be greater than (i) 0.60 to 1.0 at any time until and including October 31, 1996 and (ii) 0.55 to 1.0 at any time thereafter."

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

          Section 2.4.  EBITDA/Interest Ratio.
                        ---------------------

          Section 5.2(p) of the Original Agreement is hereby amended in its entirety to read as follows:

          "(p)  EBITDA/Interest Ratio.  As of the end of each Fiscal Quarter,
                ---------------------
the ratio of Borrower's Consolidated EBITDA for the four immediately preceding consecutive Fiscal Quarters to Borrower's Consolidated Interest Charges for such period shall, commencing June 30, 1995, never be less than (i) 3.00 to 1.0 at any time until and including October 31, 1996, (ii) 3.25 to 1.0 at any time after October 31, 1996 until and including October 31, 1997, and (iii) 3.75 to
1.0 at any time after October 31, 1997. For purposes of this subsection, the term "Borrower's Consolidated EBITDA" means the sum of (I) Borrower's Consolidated earnings (or loss), after deduction of all expenses and other charges other than interest, income tax and that certain $2,000,000 restructuring charge in the second Fiscal Quarter of 1995 as a result of Borrower's general and administrative reductions plus (II) amounts deducted in the computation of such Consolidated earnings (or loss) for depreciation, amortization and other non-cash items. For purposes of this subsection the term "Borrower's Consolidated Interest Charges" means the aggregate amount of interest treated as an expense or capitalized on Borrower's consolidated financial statements.


                                  ARTICLE III.

                          Conditions of Effectiveness
                          ---------------------------

          Section 3.1.  Effective Date.  This Amendment shall become effective
                        --------------
as of the date first above written when, and only when, Agent shall have received, at Agent's office, (i) a counterpart of this Amendment executed and delivered by Borrower and Majority Lenders (ii) an amendment fee equal to ten-one hundredths of one percent (0.10%) of the outstanding principal balance of each Lender's Loans (as of the date hereof) payable to Agent for the account of each Lender and (iii) each of the following, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

               (a) a certificate of the Secretary of Borrower dated the date of this Amendment certifying that: (A) the resolutions adopted by the Board of Directors of Borrower attached as Exhibit 1 to the Omnibus Certificate of Borrower dated September 2, 1994 (the "Original Certificate") have not been amended or revoked, and continue in full force and effect, (B) the incumbency and authorization of the officers of Borrower authorized to sign Loan Documents, with signature specimens of such officers, contained in the Original Certificate has not been amended and continues in

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

          full force and effect, (C) copies of the certified charter documents of Borrower (including by-laws), attached as Exhibits H and O to the Original Certificate have not been amended or revoked since the date of the Original Certificate, and continue in full force and effect,
          (D) no Default that has not been expressly waived by Lenders exists on and as of the date hereof and (E) all of the representations and warranties set forth in Article IV hereof and Article IV of the Original Agreement are true and correct at and as of their respective times of effectiveness;

               (b) a favorable opinion from Messr. John Walter, Esq., counsel for Borrower in a form acceptable to Lender; and

               (c) such supporting documents as Agent may reasonably request.

                                  ARTICLE IV.

                         Representations and Warranties
                         ------------------------------

          Section 4.1.  Representations and Warranties of Borrower. In order to
                        ------------------------------------------
induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

               (a) The representations and warranties contained in each subsection of Section 4.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

               (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder and thereunder.

               (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

               (d) When duly executed and delivered, this Amendment and the Loan Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

               (e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 1994 and the unaudited quarterly Consolidated financial statements of Borrower dated as of March 31, 1995 fairly present Borrower's Consolidated financial position at such dates and the Consolidated results of Borrower's operations and changes in Borrower's Consolidated cash flow for the respective periods thereof. Copies of such financial statements have heretofore been delivered to each Lender. Since March 31, 1995, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

                                  ARTICLE V.

                                 Miscellaneous
                                 -------------

          Section 5.1.  Ratification of Agreements.  The Original Agreement as
                        --------------------------
hereby amended and each other Loan Document affected hereby are ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

          Section 5.2.  Survival of Agreements.  All representations,
                        ----------------------
warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or any Related Person hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

          Section 5.3.  Loan Documents.  This Amendment is a Loan Document, and
                        --------------
all provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

          Section 5.4.  Governing Law.  This Amendment shall be governed by and
                        -------------
construed in accordance with the laws of the State of Texas and any applicable laws of the United States of

America in all respects, including construction, validity and performance.

          Section 5.5.  Counterparts.  This Amendment may be separately executed
                        ------------
in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their duly authorized officers.

                                 WESTERN GAS RESOURCES, INC.


                                 By:/S/ John C. Walter
                                    -------------------
                                    Name: John C. Walter
                                    Title:


                                 NATIONSBANK OF TEXAS, N.A.


                                 By: /S/ Michele L. Jones
                                     ---------------------------
                                     Name: Michele L. Jones
                                     Title:


                                 BANKERS TRUST COMPANY


                                 By:/S/ Mary Jo Jolly
                                    --------------------------
                                    Name: Mary Jo Jolly
                                    Title:


                                 BANK OF MONTREAL


                                 By:/S/ Michael P. Stuckey
                                    --------------------------
                                    Name: Michael P. Stuckey
                                    Title:


                                 CIBC INC.


                                 By:/S/ Gary C. Gaskill
                                    --------------------------
                                    Name: Gary C. Gaskill
                                    Title:

            CONFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS


          Each of the undersigned (collectively "Guarantors") hereby (i) acknowledges and consents to the foregoing Fifth Amendment to Third Restated Loan Agreement (Term); (ii) confirms the Restated Guaranty dated as of August 31, 1993 executed by such Guarantor in favor of Agent and the Lenders pursuant to the Original Agreement; and (iii) agrees that each of such Guarantor's obligations and covenants with respect to such Restated Guaranty shall remain in full force and effect after the execution of such Amendment.

          William J. Krysiak, Vice President-Finance of Western Gas Resources Oklahoma, Inc., Western Gas Resources Texas, Inc., Western Gas Resources Storage, Inc., Mountain Gas Resources, Inc., MGTC, Inc. and MIGC, Inc., is executing this Confirmation, Acknowledgment and Consent of Guarantors in his capacity of officer of each such corporation.

          Dated as of the 19th day of July, 1995.

                                 WESTERN GAS RESOURCES OKLAHOMA, INC.
                                 WESTERN GAS RESOURCES TEXAS, INC.
                                 WESTERN GAS RESOURCES STORAGE, INC.
                                 MOUNTAIN GAS RESOURCES, INC.
                                 MGTC, INC.
                                 MIGC, INC.



                                 By:/S/ William J. Krysiak
                                    -------------------------------
                                    William J. Krysiak,
                                    Vice President-Finance


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